Other Liabilities - Summary of Other Liabilities (Detail) - USD ($) $ in Thousands	Mar. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Other current liabilities:
Other payables	$ 4,479	$ 3,576	$ 3,461
Contingent consideration	140	138	0
Total other current liabilities	4,619	3,714	3,461
Other liabilities:
Contingent consideration	2,181	2,164	2,520
Deposits on Incentive Securities	1,436	1,425	1,290
Total other liabilities	$ 3,617	$ 3,589	$ 3,810